Summary Prospectus Supplement dated March 28, 2012
The purpose of this mailing is to provide you with changes to the current Summary Prospectus for Class A, B, C and Y shares of the Fund listed below:
Invesco Van Kampen Pennsylvania Tax Free Income Fund
Effective June 28, 2012, the following information replaces in its entirety the paragraph appearing under the heading “Investment Objective(s)”:
“The Fund’s investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment in a varied portfolio of medium- and lower-grade municipal securities.”
Effective June 28, 2012, the following information replaces in its entirety the first paragraph appearing under the heading “Principal Investment Strategies of the Fund”:
“Under normal market conditions, the Fund’s investment Adviser, Invesco Advisers, Inc. (the Adviser), seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of Pennsylvania municipal securities. The Fund seeks to invest in medium- and lower-grade municipal securities; however, at times the market conditions in the Pennsylvania municipal markets may be such that the Fund may invest in higher-grade securities.”